NEWS RELEASE

EVEREST RE GROUP, LTD.

Seon place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media:

Dawn Lauer

Investors:

Matt Rohrmann
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.

908.300.7670

908.604.7343
Everest Re Group Reports

Fourth Quarter 2022 Results
Fourth Quarter ROE of 20.1%, Operating ROE of 19.4%
Underwriting Discipline Drove Strong Combined Ratio of 87.8%
with Margin Improvement in both Segments
Significant Momentum Following Outstanding 1/1 Renewals
HAMILTON,

Bermuda – (BUSINESS WIRE) - February 8, 2023 –

Everest Re Group, Ltd. (“Everest” or the
“Group”) today reported its fourth quarter 2022 results.
Fourth Quarter 2022 Highlights
•
Net Operating Income of $478 million, and Net Income of $496 million driven by continued underwriting margin improvement.

YTD 2022 Net Operating Income of $1.1 billion, Net Income of

$597 million

•
$3.6 billion in

gross written premium

(“GWP”) with year

over year growth

of 9% in

constant dollars for
the

Group,

21%

in

constant

dollars

for

Insurance,

and

3.7%

in

constant

dollars

and

excluding
reinstatements for Reinsurance

•
Combined ratios of 87.8% for the Group, 86.4% for Reinsurance and 91.4%

for Insurance

•
Strong

attritional

combined

ratios

of

87.3%

for

the

Group,

86.0%

for

Reinsurance

and

90.8%

for
Insurance
•
Pre-tax

underwriting income

of

$368 million

including

$15

million

of

pre-tax

catastrophe

losses

net

of
estimated recoveries and reinstatement premiums. The catastrophe losses were from Winter Storm Elliott
•
Net

investment

income

of

$210

million,

driven

by

stronger

fixed

income

returns

as

new

money

yields
continue to improve

“Everest’s fourth quarter results capped a strong year of consistent execution and positive momentum for the
company,” said Juan C. Andrade, Everest President and CEO.

“We grew both underwriting franchises with improved margins, significantly reduced volatility and generated solid returns despite ongoing market uncertainty and another elevated catastrophe year.

This led to over $1
billion in operating income, and a double-digit operating return on equity for both the quarter and the full year.
We had a successful January 1 reinsurance renewal executing a precise and well-orchestrated strategy. We leveraged Everest’s global leadership position to capitalize on the robust property market and the flight to quality was evident across virtually all lines and geographies. We drove improved pricing, terms and conditions and deepened relationships with new and existing core clients throughout the world, which significantly improved risk
adjusted returns across the entire portfolio. We are well positioned with the talent and the platform to continue this momentum in 2023.”
Summary of Fourth Quarter 2022 Net Income and Other Items

•
Net Income of $496 million, equal to $12.66 per diluted share versus fourth quarter 2021 net income of
$431 million, equal to $10.94 per diluted share

•
Net operating income of $478 million, equal to $12.21 per diluted share versus fourth quarter 2021 net
operating income of $359 million, equal to $9.12 per diluted share

•
GAAP combined ratio of 87.8% including 0.5 points of catastrophe losses versus the fourth quarter 2021
figures of 91.9% including 4.5 points of catastrophe losses

•
Strong operating cashflow for the quarter of $1.0 billion which is flat versus the fourth quarter 2021
The following table summarizes the Company’s net income and related financial metrics.

Net income and operating income Q4 Year to Date Q4 Year to Date
All values in USD millions except for per share

amounts and percentages
2022 2022 2021 2021
Everest Re Group
Net income (loss) 496 597 431 1,379
Net operating income (loss)
(1)
478 1,065 359 1,153
Net income (loss) per diluted common share 12.66 15.19 10.94 34.62
Net operating income (loss) per diluted common share 12.21 27.08 9.12 28.97
Net income (loss) return on average equity (annualized) 20.1% 6.0% 17.7% 14.6%
After-tax operating income (loss) return on average

equity (annualized)
19.4% 10.6% 14.8% 12.2%
Notes
(1) Refer to the reconciliation of net income to net operating income found on page 6 of this press release

Shareholders' Equity and Book Value

per Share
Q4 Year to Date Q4 Year to Date
All values in USD millions except for per share

amounts and percentages
2022 2022 2021 2021
Beginning shareholders' equity
7,649
10,139
9,979 9,726
Net income (loss) 496 597
431 1,379
Change - unrealized gains (losses) - Fixed inc. investments 250 (1,948)
(177) (485)
Dividends to shareholders (65) (255)
(61) (247)
Purchase of treasury shares
-
(61)
(25) (225)
Other 110 (31)
(7) (10)
Ending shareholders' equity 8,441 8,441
10,139 10,139
Common shares outstanding
39.2 39.3
Book value per common share outstanding
215.54 258.21
Less: Unrealized appreciation/depreciation of fixed maturity investments

("URAD")
(43.64) 6.09
Adjusted book value per common share outstanding excluding URAD
259.18 252.12
Total Shareholder Return ("TSR")

- Annualized
5.4% 14.7%
Common share dividends paid - last 12 months
6.50 6.20
The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.
Underwriting information - Everest Re Group Q4 Year to Date Q4 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2022 2022 2021 2021 Q4 Year to Date
Gross written premium 3,639 13,952 3,431 13,050 6.1% 6.9%
Net written premium 3,188 12,344 3,056 11,446 4.3% 7.9%
Loss ratio 60.1% 68.7% 64.9% 71.0%

(4.8) pts

(2.3) pts

Commission and brokerage ratio 21.6% 21.4% 21.3% 21.2%

0.3 pts

0.2 pts

Other underwriting expenses 6.0% 5.8% 5.7% 5.6%

0.3 pts

0.2 pts

Combined ratio 87.8% 96.0% 91.9% 97.8%

(4.1) pts

(1.8) pts

Attritional combined ratio
(1)
87.3% 87.4% 87.4% 87.6%

(0.1) pts

(0.2) pts

Pre-tax net catastrophe losses
(2)
15 945 125 1,065
Pre-tax net Russia/Ukraine losses

-

45

-

-

Pre-tax net prior year reserve development

-

(1) (3) (9)
Notes
(1) Attritional ratios exclude catastrophe losses, net CAT

reinstatement premiums earned, prior year development, COVID-19 losses,

CECL and losses from the
Russia/Ukraine war
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Reinsurance Segment – Quarterly Highlights
•
Gross written premiums of $2.38 billion for the quarter versus $2.37 billion a year ago. On a constant
dollar basis, growth was 3.7% in the quarter.

Casualty and Financial Lines grew by 3.9%, driven by
growth with our core casualty clients and taking advantage of increased mortgage opportunities.

This
growth was largely offset by a combination of targeted reductions in our property portfolio and foreign exchange movements
•
Pre-tax catastrophe losses of $10 million net of estimated recoveries and reinstatement premiums,
compared with $110 million a year ago

•
Improved profitability of the portfolio driven by targeted underwriting actions, resulting in a 150-basis
point improvement in the attritional loss ratio for the quarter vs.

the prior year (58.2% vs. 59.7%) and an
attritional combined ratio of 86.0% vs 86.4% a year ago

•
Continued expense discipline with a 2.8% expense ratio
•
Execution for the January 1 renewals was precise and well-orchestrated achieving an excellent outcome
Underwriting information - Reinsurance segment Q4 Year to Date Q4 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2022 2022 2021 2021 Q4 Year to Date
Gross written premium 2,378 9,316 2,372 9,067 0.3% 2.7%
Net written premium 2,320 8,983 2,270 8,536 2.2% 5.2%
Loss ratio 58.7% 69.2% 64.8% 71.6%

(6.1) pts

(2.4) pts

Commission and brokerage ratio 25.0% 24.6% 24.1% 23.9%

0.9 pts

0.7 pts

Other underwriting expenses 2.8% 2.5% 2.6% 2.6%

0.2 pts

(0.1) pts

Combined ratio 86.4% 96.4% 91.5% 98.1%

(5.1) pts

(1.7) pts

Attritional combined ratio
(1)
86.0% 86.2% 86.4% 86.3%

(0.4) pts

(0.1) pts

Pre-tax net catastrophe losses
(2)
10 820 110 913
Pre-tax net Russia/Ukraine losses

-

45

-

-

Pre-tax net prior year reserve development

-

(2) (3) (8)
Notes
(1) Attritional ratios exclude catastrophe losses, net CAT

reinstatement premiums earned, prior year development, COVID-19 losses,

CECL and losses from the
Russia/Ukraine war
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Insurance Segment – Quarterly Highlights
•
Gross written premiums of $1.3 billion, a 21% increase year over year in constant dollars (19% increase
as reported), driven by balanced and diversified growth across most lines of business and geographies
•
Strong profitability with combined ratio of 91.4% and an attritional combined ratio of 90.8%
•
Continued robust expense management with a total expense ratio of 27.4% versus 27.8% a year ago
•
Rate and exposure trends remain favorable

Underwriting information - Insurance segment Q4 Year to Date Q4 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2022 2022 2021 2021 Q4 Year to Date
Gross written premium 1,260 4,636 1,059 3,982 19.0% 16.4%
Net written premium 869 3,361 787 2,910 10.5% 15.5%
Loss ratio 64.0% 67.3% 65.1% 69.3%

(1.1) pts

(2.0) pts

Commission and brokerage ratio 12.4% 12.6% 13.4% 13.4%

(1.0) pts

(0.8) pts

Other underwriting expenses 15.0% 14.8% 14.4% 14.5%

0.6 pts

0.3 pts

Combined ratio 91.4% 94.8% 92.8% 97.1%

(1.4) pts

(2.3) pts

Attritional combined ratio
(1)
90.8% 90.4% 90.4% 91.2%

0.4 pts

(0.8) pts

Pre-tax net catastrophe losses
(2)
5 125 15 153
Pre-tax net Russia/Ukraine losses

-

-

-

-

Pre-tax net prior year reserve development

-

1

-

(1)
Notes
(1) Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Investments and Shareholders’ Equity as of December 31, 2022

•
Total invested assets and cash of $29.9 billion versus the year end 2021 value of $29.7 billion

•
Shareholders’ equity

of $8.4

billion vs.

$10.1 billion

at year

end 2021,

largely driven

by $1.7

billion of
unrealized net losses on fixed maturity investments

•
Shareholders’

equity

excluding

unrealized gains

(losses)

on

fixed

maturity

investments

of

$10.1

billion
vs. $9.9 billion at year end 2021
•
Book value per diluted share of $215.54 vs. $258.21 at year end 2021

•
Book

value

per

diluted

share

excluding

unrealized

gains

(losses)

on

fixed

maturity

investments

of
$259.18 vs. $252.12 at year end 2021

•
Common share dividends declared and paid in the quarter of $1.65 per share equal to $65 million
This news release contains

forward-looking statements within the

meaning of the U.S. federal securities

laws. We
intend

these

forward-looking

statements

to

be

covered

by

the

safe

harbor

provisions

for

forward-looking
statements in

the U.S.

Federal securities laws.

These statements

involve risks

and uncertainties that

could cause
actual

results

to

differ

materially

from

those

contained

in

forward-looking

statements

made

on

behalf

of

the
Company.

These

risks

and

uncertainties

include

the

impact

of

general

economic

conditions

and

conditions
affecting the insurance and reinsurance

industry, the adequacy of

our reserves, our ability to

assess underwriting
risk,

trends

in

rates

for

property

and

casualty

insurance

and

reinsurance,

competition,

investment

market

and
investment income

fluctuations, trends

in insured

and paid

losses, catastrophes,

pandemic, regulatory

and legal
uncertainties and other factors described in our latest

Annual Report on Form 10-K. The Company undertakes no
obligation to

publicly update

or revise

any forward

-looking statements,

whether as

a result

of new

information,
future events or otherwise.
About Everest

Everest is

a

global underwriting

leader providing

best-in-class property,

casualty,

and specialty

reinsurance and
insurance

solutions

that

address

customers’

most

pressing

challenges.

Known

for

a

50-year

track

record

of
disciplined

underwriting,

capital

and

risk

management,

Everest,

through

its

global

operating

affiliates,

is
committed to underwriting opportunity for colleagues, customers, shareholders,

and communities worldwide.

Everest common stock (NYSE: RE) is a component of the S&P 500 index.
Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com.

A conference call discussing the results will be held at 8:00 a.m. Eastern Time on February 9, 2023.

The call will
be available on the Internet through the Company’s web site at everestre.com/investors.
Recipients

are

encouraged

to

visit

the

Company’s

web

site

to

view

supplemental

financial

information

on

the
Company’s results.

The supplemental information is located at

www.everestre.com

in

the

“Investors/Financials/Quarterly

Results”

section

of

the

website.

The

supplemental
financial information may also be obtained by contacting the Company directly.

_______________________________________________
The

Company

generally

uses

after-tax

operating

income

(loss),

a

non-GAAP financial

measure,

to

evaluate

its
performance.

After-tax operating income (loss) consists of net income (loss) excluding after-tax net gains (losses)
on investments and after-tax net foreign exchange income (expense) as the following reconciliation displays:
Three Months Ended December 31,
Twelve Months Ended December

31,
(Dollars in millions, except per share amounts) 2022 2021 2022 2021
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
After-tax operating income (loss) $478 $12.21 $359 $9.12 $1,065 $27.08 $1,153 $28.97
After-tax net gains (losses) on investments $49 $1.25 $90 $2.29 $(366) $(9.30) $202 $5.06
After-tax net foreign exchange income (expense) $(31) $(0.80) $(19) $(0.48) $(102) $(2.60) $24 $0.60
Net income (loss) $496 $12.66 $431 $10.94 $597 $15.19 $1,379 $34.62
(Some amounts may not reconcile due to rounding.)
Although net gains (losses)

on investments and

net foreign exchange income

(expense) are an integral

part of the
Company’s

insurance

operations,

the

determination

of

net

gains

(losses)

on

investments

and

foreign

exchange
income (expense)

is independent

of the

insurance underwriting process.

The Company

believes that the

level of
net

gains

(losses)

on

investments

and

net

foreign

exchange

income

(expense)

for

any

particular

period

is

not
indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing

only

a

GAAP
presentation

of

net

income

(loss)

makes

it

more

difficult

for

users

of

the

financial

information

to

evaluate

the
Company’s

success

or

failure

in

its

basic

business

and

may

lead

to

incorrect

or

misleading

assumptions

and
conclusions.

The

Company

understands

that

the

equity

analysts

who

follow

the

Company

focus

on

after-tax
operating

income

(loss)

in

their

analyses

for

the

reasons

discussed

above.

The

Company

provides

after-tax
operating

income

(loss)

to

investors

so

that

they

have what

management

believes

to

be

a

useful

supplement to
GAAP information concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Twelve Months Ended

December 31, December 31,
(Dollars in millions, except per share amounts)
2022 2021 2022 2021
(unaudited) (unaudited)
REVENUES:
Premiums earned

$3,012 $2,804 $11,787 $10,406
Net investment income 210 205 830 1,165
Net gains (losses) on investments:
Credit allowances on fixed maturity securities (15) 2 (33) (28)
Gains (losses) from fair value adjustments 2 108 (460) 236
Net realized gains (losses) from dispositions 77 9 38 50
Total net gains (losses) on investments 64 119 (455) 258
Other income (expense) (30) (7) (102) 37
Total revenues 3,256 3,121 12,060 11,866
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

1,811 1,819 8,100 7,391
Commission, brokerage, taxes and fees 651 598 2,528 2,209
Other underwriting expenses

182 158 682 583
Corporate expenses 16 21 61 68
Interest, fees and bond issue cost amortization expense 27 23 101 70
Total claims and expenses 2,687 2,620 11,472 10,321
INCOME (LOSS) BEFORE TAXES 568 500 588 1,546
Income tax expense (benefit) 72 69 (9) 167
NET INCOME (LOSS) $496 $431 $597 $1,379
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)")

on securities arising
during the period
223 (184) (2,037) (488)
Reclassification adjustment for realized losses (gains) included in net income
(loss)
28 7 89 4
Total URA(D) on securities arising during the period 251 (177) (1,948) (485)
Foreign currency translation adjustments 86 (33) (77) (62)
Benefit plan actuarial net gain (loss) for the period 15 17 15 17
Reclassification adjustment for amortization of net (gain)

loss included in net
income (loss)
- 1 2 6
Total benefit plan net gain (loss) for the period 15 18 17 23
Total other comprehensive income (loss), net of tax 352 (192) (2,008) (523)
COMPREHENSIVE INCOME (LOSS) $848 $238 $(1,411) $856
EARNINGS PER COMMON SHARE:
Basic $12.66 $10.95 $15.19 $34.66
Diluted 12.66 10.94 15.19 34.62

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
December 31,
(Dollars and share amounts in millions, except par value per share)
2022

2021

(unaudited)
ASSETS:
Fixed maturities - available for sale, at fair value $22,236 $22,308
(amortized cost: 2022, $24,191; 2021, $22,064, credit allowances:

2022, ($54); 2021, ($30))
Fixed maturities - held to maturity,

at amortized cost
(fair value: 2022, $821, credit allowances: 2022, ($9)) 839 -
Equity securities, at fair value 281 1,826
Other invested assets 4,085 2,920
Short-term investments (cost: 2022, $1,032; 2021, $1,178) 1,032 1,178
Cash 1,398 1,441
Total investments and cash 29,872 29,673
Accrued investment income 217 149
Premiums receivable (credit allowances: 2022, ($29); 2021, ($26)) 3,619 3,294
Reinsurance paid loss recoverables (credit allowances: 2022, ($23); 2021,

($17))
136 107
Reinsurance unpaid loss recoverables

2,105 1,946
Funds held by reinsureds 1,056 869
Deferred acquisition costs 962 872
Prepaid reinsurance premiums 610 515
Income tax asset, net 459 2
Other assets (credit allowances: 2022, ($5); 2021, ($4)) 930 757
TOTAL ASSETS $39,966 $38,185
LIABILITIES:
Reserve for losses and loss adjustment expenses 22,065 19,009
Future policy benefit reserve 29 36
Unearned premium reserve 5,147 4,610
Funds held under reinsurance treaties 13 18
Other net payable to reinsurers 567 450
Losses in course of payment 74 261
Senior notes 2,347 2,346
Long term notes 218 224
Borrowings from FHLB 519 519
Accrued interest on debt and borrowings 19 17
Unsettled securities payable 1 17
Other liabilities 526 540
Total liabilities 31,525 28,046
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50.0 shares authorized;
no shares issued and outstanding

-

-
Common shares, par value: $0.01; 200.0 shares authorized; (2022)

69.9
and (2021) 69.8 outstanding before treasury shares 1 1
Additional paid-in capital 2,302 2,274
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($250) at 2022 and $27 at 2021 (1,996) 12
Treasury shares, at cost; 30.8 (2022) and 30.5

shares (2021)
(3,908) (3,847)
Retained earnings 12,042 11,700
Total shareholders' equity

8,441 10,139
TOTAL LIABILITIES AND

SHAREHOLDERS' EQUITY
$39,966 $38,185

EVEREST RE GROUP,

LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Twelve Months Ended

December 31,
(Dollars in millions)
2022 2021
(unaudited)
CASH FLOWS FROM OPERATING

ACTIVITIES:
Net income (loss) $597 $1,379
Adjustments to reconcile net income to net cash provided by

operating activities:
Decrease (increase) in premiums receivable (435) (649)
Decrease (increase) in funds held by reinsureds, net (197) (151)
Decrease (increase) in reinsurance recoverables (413) (125)
Decrease (increase) in income taxes (181) 68
Decrease (increase) in prepaid reinsurance premiums (166) (128)
Increase (decrease) in reserve for losses and loss adjustment expenses
3,477 2,805
Increase (decrease) in future policy benefit reserve (7) (2)
Increase (decrease) in unearned premiums 655 1,146
Increase (decrease) in other net payable to reinsurers 201 186
Increase (decrease) in losses in course of payment (186) 134
Change in equity adjustments in limited partnerships (94) (613)
Distribution of limited partnership income 180 211
Change in other assets and liabilities, net (291) (290)
Non-cash compensation expense

45 43
Amortization of bond premium (accrual of bond discount) 55 76
Net (gains) losses on investments 455 (258)
Net cash provided by (used in) operating activities 3,695 3,833
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called/repaid - available for sale
2,626 3,893
Proceeds from fixed maturities sold - available for sale 1,403 1,916
Proceeds from fixed maturities matured/called/repaid - held to maturity 39 -
Proceeds from equity securities sold 2,217 990
Distributions from other invested assets 266 257
Cost of fixed maturities acquired - available for sale (7,344) (8,825)
Cost of fixed maturities acquired - held to maturity (153) -
Cost of equity securities acquired (1,003) (1,098)
Cost of other invested assets acquired (1,547) (757)
Net change in short-term investments 149 (43)
Net change in unsettled securities transactions (71) (203)
Net cash provided by (used in) investing activities (3,418) (3,869)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued (redeemed) during the period for share-based compensation, net of expense
(17) (14)
Purchase of treasury shares (61) (225)
Dividends paid to shareholders (255) (247)
Proceeds from issuance of senior notes - 968
Cost of debt repurchase (6) -
Net FHLB borrowings (repayments) - 209
Cost of shares withheld on settlements of share-based compensation awards
(20) (17)
Net cash provided by (used in) financing activities (359) 674
EFFECT OF EXCHANGE RATE

CHANGES ON CASH
39 1
Net increase (decrease) in cash (42) 639
Cash, beginning of period 1,441 802
Cash, end of period $1,398 $1,441
SUPPLEMENTAL CASH FLOW

INFORMATION:
Income taxes paid (recovered) $171 $98
Interest paid

98 62
NON-CASH TRANSACTIONS:
Reclassification of specific investments from fixed maturity securities,

available for sale

at fair value to fixed maturity securities, held to maturity at amortized cost net of credit allowances
$722 $-